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                                                                   EXHIBIT 10(m)

                             STOCK PLEDGE AGREEMENT

       THIS STOCK PLEDGE AGREEMENT (this "Agreement") is made as of September 1, 1998 by and among (i) SOFTWARE ACQUISITION CORP., a Delaware corporation with principal offices at 230 East Main Street, Suite 200, Carnegie, Pennsylvania 15106 (the "Company"); (ii) ALLIED CAPITAL CORPORATION, a Maryland corporation with offices at 1666 K Street N.W., Suite 901, Washington, D.C. 20006 (collectively with successors and assigns, "Lenders"); and (iii) ENTERPRISE SOFTWARE, INC., a Delaware corporation formerly named INDENET, INC. with principal offices at 38705 Seven Mile Road, Livonia, MI (collectively with successors and assigns, the "Pledgor").

                                    RECITALS

    A. The Company has issued Lenders two (2) Subordinated Debentures in aggregate principal amount of Fifteen Million Dollars ($15,000,000) (collectively with all modifications, renewals, extensions and replacements thereof and therefor, the "Debentures") pursuant to a certain Investment and Loan Agreement dated March 26, 1998, and other related loan documents (collectively with all modifications, renewals, extensions and replacements thereof and therefor, the "Loan Agreements " ).

    B. Pledgor is the sole owner of all of the issued and outstanding capital stock of the Company.

    C. The parties hereto propose that the capital stock of the Company (collectively with all replacements, divisions and sub-divisions thereof and therefor, the "Shares") serve as collateral to assure repayment of the Debentures and the other obligations under the Loan Agreements.

                                   PROVISIONS

       In consideration of the premises and the covenants herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as set forth below.

1. Grant and Delivery. The Pledgor hereby grant Lenders a security interest in the Shares to secure the Debentures and all other obligations under the Loan Agreements the under the terms herein. Pledgor will promptly deliver to Lenders all certificates now or hereafter evidencing the Shares. Any distribution rights in respect to the Shares, and any additional interest of any kind or nature in any stock of the Company acquired by Pledgor shall automatically become subject to the pledge and security interest herein at the time the



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Pledgor obtain such interest, without any further action by any person;
nevertheless, each Pledgor shall deliver all documents evidencing such rights and interests to Lenders promptly upon receipt by such Pledgor. Regardless of any failure by any party to deliver any document to Lenders as required hereby, the Shares shall at all times be subject to the security interest herein.

2. Clear Title; No New Shares. Except for the security interest granted to the holders of certain Senior Debt (as defined in the Loan Agreement) according to the terms of the Loan Agreement, the Company and the Pledgor represent and warrant that the Pledgor owns the Shares free from any adverse lien, security interest, or encumbrance and will defend the Shares against all claims and demands of all persons claiming any interest therein.

3. Payover of Dividends. If, prior to any Default (as defined below), any cash dividends or other cash distributions shall be paid upon the Shares lawfully, and without violation of any existing agreements to which the Company is subject, such amount may properly be paid to the Pledgor; provided, however, that from and after any Default all dividends and distributions shall be paid over to the Lenders.

4. After Default. If Pledgor or the Company breaches this Agreement or an Event of Default occurs, as defined in the Loan Agreements (a "Default"), then the Pledgor shall have no rights with respect to the Shares from and after such declaration, and the Lenders may at their option exercise all rights and privileges arising under the Shares.

5. Specific Authority. For example only, and not by limitation, the authority of the Lenders under the Shares from and after a Default shall include the following: (a) the rights to call a special meeting or annual meeting of shareholders; (b) the right to vote the Shares for directors, cumulatively or otherwise; (c) the right to amend the Company's Certificate of Incorporation or Bylaws (or similar documents) to increase or decrease the number of members of the Company's Board of Directors; (d) the right to vote the Shares to recall existing directors or officers; (e) the right to seek judicial remedies through legal process in furtherance hereof; (f) the right to retain counsel in respect to legal proceedings hereunder; (g) the right to enact shareholder measures by written consent in lieu of a meeting; (h) the right to waive notice of meetings; and (i) the right to cause the directors or officers of the Company to petition on the Company's behalf for relief under bankruptcy laws or state court receivership laws, or to withdraw or discharge such petitions.

6. Foreclosure by Lenders. The security interest granted hereunder shall entitle the Lenders to all the rights and remedies provided a secured party under the Uniform Commercial Code or any other applicable law. In the event of a Default, the Lenders may take such actions, at their option, as provided in such Code as regards the Shares. Lenders' rights and remedies shall include, without limitation, the right to sell or to cause to be sold

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any or all of the Shares at public auction or private sale upon ten (10) days'
notice to Pledgor.

7. Lenders Held Harmless. From and after a Default, the Company and Pledgor shall be jointly and severally obliged to reimburse the Lenders for any expenses, losses or liabilities they may incur under this Agreement. The Lenders shall not be liable to any party for any breach hereof or any fault in performance hereunder, through negligent or reckless acts or omission, but only through intentional misconduct.

8.   Compliance with Securities Laws.

     a) It is understood that Lenders must, in exercising their rights to foreclose upon and sell the Shares, comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and state securities laws (collectively, the "Securities Laws"). Accordingly, Lenders may have difficulty, by reason of restrictions and limitations imposed by the Securities Laws, in selling the Shares at a price which approximates the fair market value of the Shares, were it not for such restrictions. The Company and Pledgor acknowledge and agree that (i) Lenders may seek to dispose of the Shares without registration or qualification under the Securities Laws, and in any such transaction may require the purchaser or purchasers thereof to represent and warrant their intent not to distribute the Shares in violation of the Securities Laws, and (ii) any disposition so effected shall not thereby be deemed "commercially unreasonable". Lenders need not approach such number and quality of possible buyers so as to be in violation of the Securities Laws, and Lenders need not approach the maximum number of possible buyers permitted by the Securities Laws.

     b) Lenders may disclose any information they have obtained concerning the Company, even if obtained in confidence, if Lenders consider such disclosure to potential purchasers at the foreclosure sale to be useful or necessary to comply with Federal and applicable state securities laws.

     c) By way of example and not restriction, the form of advertising in a foreclosure sale hereunder may include provisions as follows:

                            Notice of Secured Party's
                     Restricted Public Auction of Collatcral

          Notice is hereby given that the shares of stock listed below
          (the "Shares") will be sold at public auction, with reserve, on ______________________, 19__ at __________ a.m. at the offices of _____________________, located at ______________.  The



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Shares represent shares of common stock of a corporation that is owned (directly or indirectly) by_____________________________ . All interested and qualified prospective purchasers are invited to attend and bid at the auction.

   Lot No.             Issuer           Number of Shares        Total Number of
                                                                Shares Issued &
                                                                Outstanding

                        [If applicable describe Issuer]

1) This information was provided to the Secured Party orally by __________________ and the Secured Party does not warrant and does not indemnify for inaccuracies in, the truth of these representations as of the date of this Notice or of the auction.

2) The Shares have not been registered, qualified, approved or disapproved under the Securities Act of 1933, as amended (the "Act") or under any other federal or state securities laws. The Shares may be resold, transferred or otherwise disposed of by a purchaser only if such Shares have been registered under the Act and, where required, under state securities laws, or if the proposed sale, transfer or disposition is exempt from such registration. This notice does not constitute an offer or solicitation to anyone in any jurisdiction in which such offer or solicitation is not authorized by applicable law.

3) The Shares will be sold as an entirety and will not be divided into parcels. The Shares will be offered and sold without recourse against the Secured Party and without any representations, warranties or covenants, express or implied, being made by the Secured Party with respect to the Shares (including, without limitation, warranties of title) or with respect to the business prospects, financial condition or result of operations of (Issuer), the issuer of the Shares.

4) The Secured Party reserves the right to reject any bid which it deems to have been made by a bidder which is unable to satisfy the requirements imposed by the Secured Party upon prospective purchasers in connection with the auction or to whom in the Secured Party's sole Judgment a sale may not lawfully be made.

5) The Secured Party reserves the right to bid and to become the purchaser of the Shares and to credit against the purchase price thereof any and all indebtedness due to the Secured Party under the Agreement.





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6)     (i) An investment letter from the purchaser of the Shares (in form and substance satisfactory to the Secured Party and its counsel) will be required, which letter shall include representation that the Shares are being acquired for the account of the purchaser and not with a view of resale or distribution, and that the purchaser may not resell the same without compliance with the registration requirements of the Act and applicable state securities laws or pursuant to valid exemptions therefrom.

       (ii) Certificates evidencing the Shares will be appropriately legended, and stock transfer orders may be entered on any stock transfer books of the issuer of the Shares.

       (iii) The Secured Party may require the purchaser of the Shares to establish that such purchaser has sufficient knowledge and experience in business and financial matters to properly evaluate the merits and risks of investment in the Shares, to satisfactorily establish that such purchaser is able to bear the economic risks involved in investment in the Shares, and to give a written acknowledgment to the Secured Party that such purchaser has had such access to information concerning the Shares and the issuer thereof as such purchaser deems necessary to make an informed investment decision.

       (iv) The Secured Party may require the purchaser of the Shares to satisfactorily establish that the sale of the Shares does not violate the Act or the securities laws of any jurisdiction and to indemnify the Secured Party against any liability arising out of any violation of the Act or such laws in connection with the sale of the Shares or any resale thereof by such purchaser.

9. Waiver. No delay on Lenders' part in exercising any power of sale, lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Lenders with respect to any power of sale, lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Lenders' right to take any action or to exercise any power, remedy or any other right hereunder without notice or demand, or prejudice Lenders' rights as against Pledgor in any respect. In addition, no action taken by Lenders hereunder shall in any way impair or limit Lenders' right to exercise any or all rights or remedies Lenders may otherwise have against Pledgor with respect to any sums payable under the Debentures or the Loan Agreements. This is an absolute, unconditional and continuing pledge and will remain in full force and effect until the sums payable under the Debentures and the Loan Agreements have been fully paid to the Lenders. This Agreement will not be affected by any surrender, exchange, acceptance or release by the Lenders of any other pledge or any collateral held for the Debentures. Notice of acceptance of this pledge and conveyance, notice of extensions of credit to the Company from time to time, notice of default, diligence, presentment, protest, demand for payment, notice of demand or protest, and any defense based upon a failure of Lenders to comply

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with the requirements of the applicable version of Uniform Commercial Code
Section 9-504 are hereby waived. Lenders, at any time and from time to time, without the consent of Pledgor, may change the manner, place or terms of payment of or interest rates on, or change or extend the time of payment of, or renew or alter, any of the Debentures without impairing or releasing the liabilities of any party hereunder. Lenders in their sole discretion may determine the reasonableness of the period which may elapse prior to the making of demand for any payment upon the Company or any guarantor and it need not pursue any of their remedies against any other party before having recourse against Pledgor under this Agreement.

10. Reconveyance Upon Satisfaction. If the Debentures are repaid in full prior to any Default, Lenders will reconvey the Shares to the Pledgor, this Agreement shall terminate and Lenders will redeliver the certificates to the Pledgor.

11. Miscellaneous. The Lenders may exercise their rights under the Shares in person, through attorneys, nominees, proxies or in any other legal manner. The captions herein are for convenience only and are not part of the text of this Agreement. This Agreement may be signed in counterparts. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except in writing duly signed for and on behalf of the Lenders and the Pledgor. If any portion hereof shall be unenforceable by law it shall be severed herefrom and the balance of this Agreement shall be enforced according to its terms.

12. Choice of Law; Venue and Jurisdiction. This Agreement shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the District of Columbia, without regard to its principles of conflicts of law. Venue for any adjudication hereof shall be only in the courts of the District of Columbia or the Federal courts in such District, to the Jurisdiction of which courts all undersigned parties hereby submit as the agreement of such parties, as not inconvenient, and as not subject to review by any court other than such courts in the District of Columbia. All parties intend and agree that the courts of jurisdictions in which the Company or Pledgor is resident shall afford full faith and credit to any judgment rendered by a court of the District of Columbia against the Company or other parties hereto, and that such District of Columbia and federal courts shall have in personam jurisdiction to enter a valid judgment against the Company and such other parties. Service of any summons and/or complaint and any other process which may be served on the Company in any action in respect hereto, may be made by mailing via registered mail, or delivering a copy of such process to the Company at its address specified in the Loan Agreement. The parties hereto agree that this submission to jurisdiction and consent to service of process are reasonable and made for the express benefit of Lender.

13. WAIVER OF TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT WAIVES ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS, DEFENSES COUNTERCLAIMS



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AND SUITS OF ANY KIND DIRECTLY OR INDIRECTLY ARISING FROM OR RELATING TO THIS
AGREEMENT OR THE LOAN AGREEMENTS OR THE DEALINGS OF THE PARTIES IN RESPECT THERETO. THE PARTIES HERETO ACKNOWLEDGE AND AGREE THAT THIS SECTION IS A MATERIAL TERM OF THIS AGREEMENT AND THAT THE LENDER WOULD NOT EXTEND ANY FUNDS UNDER THE LOAN AGREEMENTS IF THIS WAIVER OF JURY TRIAL WERE NOT A PART HEREOF. EACH PARTY HERETO ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT IT MAKES THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH, OR THE OPPORTUNITY TO CONSULT WITH, COUNSEL OF ITS CHOICE. EACH PARTY HERETO AGREES THAT ALL SUCH CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE OF COMPETENT JURISDICTION, WITHOUT A JURY.

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       IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

PLEDGOR.                        Enterprise Software, Inc., formerly named
                                IndeNet, Inc.

                                By: /s/ Robert A. Blay
                                   ---------------------------------------
                                Name: Robert A. Blay
                                     -------------------------------------
                                Title:   Vice President
                                      ------------------------------------
[Seal]

LENDER.                         Allied Capital Corporation

[Seal]

                                      By: /s/ Scott S. Binder
                                         ---------------------------------
                                            Scott S. Binder, Principal

COMPANY:                        Software Acquisition Corp.

[Seal]

                                By: /s/ Robert A. Blay
                                   ---------------------------------------
                                Name: Robert A. Blay
                                     -------------------------------------
                                Title:     President
                                      ------------------------------------

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